Thunder Mountain Gold Inc., and Idaho State Gold Company, LLC

South Mountain Project Joint Venture Proposal

March 30, 2012

This letter of intent ("**LOI**") sets out the basic terms and conditions of the mutual understanding of Thunder Mountain Gold, Inc. a Nevada corporation ("**THMG**"), and Idaho State Gold Company, LLC and or assigns ("**ISGC**"), an Idaho Limited Liability Company ISGC is not registered under the Securities Exchange Act of 1934. Hereinafter referred to as "Parties"

The parties' expressly state their intention that this Letter of Intent as a whole does constitute a legal and binding obligation, contract or agreement between any of the parties. The LOI is not intended to be an extensive summary of all of the terms and conditions of the proposed Joint Venture (JV) Agreements in accordance with ROCKY MOUNTAIN MINERAL LAW FOUNDATION Form 5A LLC Model Form Exploration, Development and Mining Limited Liability Company Agreement.

The Joint Venture Area, and Properties will be the whole South Mountain Property, and the Iron Creek Property "Properties" defined by aliquot parcels pursuant to federal land parcels, and shall include all current land packages, plus those that are being negotiated or evaluated at the time of the LOI, including the State of Idaho lands and adjacent land owners. These Properties will be deeded over to the New JV.

The JV Agreement will be subject to the following conditions:

- ISGC has the right to earn 75% interest in SMMI by committing up to eighteen million dollars of expenditures into the project. Through SMMI or a New JV. The New JV ownership and Capital Accounts shall be based off of #4, and 5 below (The details of this expenditure will be further described in the final Joint Venture agreement signed by both parties, and is outlined below),
- THMG's and their wholly-owned subsidiary South Mountain Mines Inc. (**SMMI**) (or a New JV entity if legal counsel recommends this instead) expect receipt of funds outlined above, or below into an acceptable Escrow, or bank account no later than ***April 30, 2012***, or upon the signing of the Definitive Agreement,
- Board approval by both entities,
- Completion of a due diligence investigation,
- Execution of a Definitive JV Agreement (the "**Definitive Agreement**");
- Satisfaction of all conditions to closing set forth in the Definitive Agreement; and
- Receipt of the required approvals under Idaho and Nevada corporate law, and the Toronto Stock Exchange-Venture Listing. All documentation shall be in form and content satisfactory to ISGC and THMG.

PROJECT PARTICIPATION

1. ISGC will be the operator commencing upon the completion of the LOI, and the Definitive Agreement. A Joint Venture Committee will be created to manage the expenditures, with members from both THMG and ISGC. The Budget, Critical Patch Schedule, Plan, and Use of Funds " Budget" will be approved prior to April 30th 2012, or upon signing the Definitive Agreement. This approved Budget will be the guide for the JV Committee.

2. ISGC commits the sum of $18 million into a Joint Venture entity, to fund expenditures into the project possibly the existing South Mountain Mines, Inc., an Idaho Corporation that is wholly owned by Thunder Mountain Resources, Inc., with the goal of moving the Properties toward production, along the approved Budget, that roughly outlines the proposed use of funds.

3. $1 million buy-in payment to THMG upon signing of this Letter of Intent by four board members to provide funds for operation and partial reimbursement for the work completed at South Mountain to date. This buy-in-payment will be a loan and accrue interest at market rates until the Execution of the Definitive Agreement. If the Definitive Agreement is not executed by May 15th 2012, then the buy-in-payment with accrued interest shall be either paid back immediately or converted to shares in THMG at today's market price.

4. $2.0 million expenditure directed at project advancement for a 25% interest in the Properties. Work to be completed to further the project to production. THMG will have an opening Capital account of $6,725,000.00.

5. $5 million ISGC expenditure on the Properties by end of 2014 for a 51% interest, to further the project to production. Expenditure will be to fund the approved Budget, which may include exploration work, preliminary permitting and a feasibility study, or equivalent technical document/NI 43-101 compliant documents. The total capital commitment and or expenditures of $7 million dollars represent 51% of the newly formed JV.

6. At the completion of the expenditure or of a feasibility study or equivalent technical document, THMG will have the option to participate at their 49%, or;

7. THMG will reduce their percentage per capital accounts as defined in the Definitive Agreement to 25% participating interest upon an additional expenditure by ISGC of $8 million.

8. There is no NSR on the property.

If the terms of this LOI accurately reflect your understanding of our discussions, please acknowledge by executing this letter in the appropriate space below. A facsimile signature shall be considered the same as an original signature.

Yours very truly,

SIGNATURE PAGE FOLLOWS;

Idaho State Gold Company, LLC

By: ______________________ 4-5 2012

Sima Muroff – CEO of ISGC

THE TERMS OF THIS LETTER OF INTENT are hereby approved as of the 30TH day of March 2012 by:

THUNDER MOUNTAIN GOLD, INC

____

Eric T. Jones, President THMG

____

Lee Chapman THMG : CFO

____

Jim Collord VP : COO

____

Pete Parsley ISGC / THMG DIRECTOR

____

Doug Glaspey - THMG Director

SIGNATURE PAGE FOLLOWS;

Idaho State Gold Company, LLC

By: ______________________ 4-5 2012

Sima Muroff – CEO of ISGC

THE TERMS OF THIS LETTER OF INTENT are hereby approved as of the 30TH day of March 2012 by:

THUNDER MOUNTAIN GOLD, INC

____

Eric T. Jones, President THMG

____

Lee Chapman THMG : CFO

____

Jim Collord VP : COO

____

Pete Parsley ISGC / THMG DIRECTOR

____

Doug Glaspey - THMG Director

SIGNATURE PAGE FOLLOWS;

Idaho State Gold Company, LLC

By: ______________ 4-5 2012

Sima Muroff – CEO of ISGC

THE TERMS OF THIS LETTER OF INTENT are hereby approved as of the 30TH day of March 2012 by:

THUNDER MOUNTAIN GOLD, INC

____

Eric T. Jones, President THMG

____

Lee Chapman THMG : CFO

____

Jim Collord VP : COO

____

Pete Parsley ISGC / THMG DIRECTOR

____

Doug Glaspey - THMG Director

ADDENDUM

To March 30, 2012 LOI between ISGC and THMG

The following edits below should be included as part of the March 30, 2012 LOI between ISGC and THMG, and also

- **Page 1, 3rd Paragraph** – Additional language should be added with respect to Iron Creek that says "subject to separate agreement and budget". As discussed previously, it is fine to leave it in this LOI, but for purposes of a Joint Venture, ultimately should be in a separate agreement.

- **Page 2, Number 3** – With respect to collateral for the $1M, we can add the option of 10% of the South Mountain Project. The buy-in payment can either be a loan as described, or 10% of the project, until the definitive agreement is signed. At that time, the $2M spent on the ground into the project earns ISGC the additional 15% for a total of 25%.

- **Page 2, Number 4** – need to clarify the $6,725,000. This is a capital account amount that reflects how ISGC values the asset.

- **Page 2, Number 7** – The $2M cash payment to THMG was left out of this latest version. The $2M is going to be added back to the LOI, described as an amount due to THMG and will be represented as A) a budget line item payment as a Management Fee, or B) an advance on the ISGC production from South Mountain, or C) Debt financing, with the collateral that portion of the final 24% of the South Mountain Project represented by the associated $10M expenditure. This will be further defined in the final Joint Venture Agreement between ISGC and THMG.

- **Page 2, Number 8** – There is no NSR on the main part of the South Mountain property. However, we have an NSR on the Lowry, Acree, and Herman leases we hold on the surrounding private ground. This should be clarified, or taken out altogether.

Finally, we should add Doug Glaspey to the signature page. I think that would be prudent. Our other board members, excluding Pete Parsley, will sign a THMG Board Resolution.

Sima Muroff – CEO of ISGC	April 11th 2012 Date
Eric T. Jones - THMG	4/11/12 Date
E. James Collord - THMG	Date
R. Llee Chapman - THMG	Date

ADDENDUM

To March 30, 2012 LOI between ISGC and THMG

The following edits below should be included as part of the March 30, 2012 LOI between ISGC and THMG, and also

- **Page 1, 3rd Paragraph** – Additional language should be added with respect to Iron Creek that says "subject to separate agreement and budget". As discussed previously, it is fine to leave it in this LOI, but for purposes of a Joint Venture, ultimately should be in a separate agreement.

- **Page 2, Number 3** – With respect to collateral for the $1M, we can add the option of 10% of the South Mountain Project. The buy-in payment can either be a loan as described, or 10% of the project, until the definitive agreement is signed. At that time, the $2M spent on the ground into the project earns ISGC the additional 15% for a total of 25%.

- **Page 2, Number 4** – need to clarify the $6,725,000. This is a capital account amount that reflects how ISGC values the asset.

- **Page 2, Number 7** – The $2M cash payment to THMG was left out of this latest version. The $2M is going to be added back to the LOI, described as an amount due to THMG and will be represented as A) a budget line item payment as a Management Fee, or B) an advance on the ISGC production from South Mountain, or C) Debt financing, with the collateral that portion of the final 24% of the South Mountain Project represented by the associated $10M expenditure. This will be further defined in the final Joint Venture Agreement between ISGC and THMG.

- **Page 2, Number 8** – There is no NSR on the main part of the South Mountain property. However, we have an NSR on the Lowry, Acree, and Herman leases we hold on the surrounding private ground. This should be clarified, or taken out altogether.

Finally, we should add Doug Glaspey to the signature page. I think that would be prudent. Our other board members, excluding Pete Parsley, will sign a THMG Board Resolution.

______________________________ ______________

Sima Muroff – CEO of ISGC Date

______________________________ ______________

Eric T. Jones - THMG Date

______________________________ 11 April 2012

E. James Collord - THMG Date

______________________________ ______________

R. Llee Chapman - THMG Date

(signatures cont.)

Doug Glaspey - THMG — Date: 4-11-12

G. Peter Parsley ISGC — Date: 4-13-12